UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5822

MFS CHARTER INCOME TRUST

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual report

MFS® Charter Income Trust

11/30/09

MCR-ANN

MFS® Charter Income Trust

New York Stock Exchange Symbol:  MCR

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

January 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Yield Corporates	55.1%
Non-U.S. Government Bonds	14.9%
High Grade Corporates	13.8%
Emerging Markets Bonds	12.8%
Mortgage-Backed Securities	6.2%
Commercial Mortgage-Backed Securities	6.2%
Floating Rate Loans	1.5%
Asset-Backed Securities	0.7%
U.S. Government Agencies	0.7%
Collateralized Debt Obligations (o)	0.0%
U.S. Treasury Securities	(5.6)%

Credit quality of bonds (r)
AAA	18.5%
AA	9.3%
A	6.2%
BBB	11.4%
BB	20.4%
B	22.9%
CCC	8.7%
CC	1.1%
C	0.1%
D	0.7%
Not Rated	0.7%

Portfolio facts
Average Duration (d)(i)	5.0
Average Effective Maturity (i)(m)	8.0 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	BBB-
Average Credit Quality of Rated Securities (short-term) (a)(c)	A-1

Country weightings (i)
United States	64.7%
Japan	4.3%
Germany	2.5%
Canada	2.4%
United Kingdom	2.4%
Italy	2.3%
Brazil	2.0%
Indonesia	1.9%
France	1.7%
Other Countries	15.8%

Portfolio Composition – continued

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.

(c)	Includes holding in the MFS Institutional Money Market Portfolio which is not rated by a public rating agency. The average credit quality of rated securities (short-term) is based upon a market weighted average of the underlying holdings within the MFS Institutional Money Market Portfolio that are rated by public rating agencies.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 11/30/09.

From time to time “Cash & Other Net Assets” may be negative due to borrowings for leverage transactions, timing of cash receipts and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 11/30/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of results

The MFS Charter Income Trust (the “fund”) is a closed-end fund and maintains a portfolio that includes investments in high-yield and investment-grade corporate bonds, emerging markets debt securities, U.S. government securities, and international investment-grade debt securities.

For the twelve months ended November 30, 2009, shares of the MFS Charter Income Trust provided a total return of 31.82%, at net asset value. This compares with a return of 64.95% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index. Over the same period, the fund’s other benchmark, the Charter Income Trust Blended Index (the “Blended Index”), generated a return of 34.52%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, the Fed implemented its final interest rate cut, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

Management Review – continued

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Relative to the Blended Index, the fund’s lesser exposure to strong-performing “BB” rated (s) and “CCC” rated securities detracted from performance as credit spreads narrowed, resulting in price appreciation for these non-investment grade securities.

The fund’s return from yield, which was less than that of the Blended Index, also held back relative performance.

The fund’s lesser exposure to emerging markets debt, particularly to Russian bonds, was another detractor from relative performance as this market segment turned in strong performance over the reporting period.

Contributors to Performance

The fund’s greater relative exposure to corporate bonds in the financial sector boosted relative performance as holdings within this sector exhibited strong returns for the reporting period. An overweighted exposure to “BBB” rated securities also helped.

The fund employs leverage which has been created through the use of loan agreements with a bank. To the extent that investments are purchased through the use of leverage, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. During the reporting period, the fund’s use of leverage enhanced its absolute positive returns.

Respectfully,

John Addeo	David Cole	Richard Hawkins	Matthew Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/09

The following chart represents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Charter Income Trust
Year ended 11/30/09	Date		Price
Net Asset Value	11/30/09		$9.50
	11/30/08		$7.79
New York Stock Exchange Price	11/30/09		$8.96
	9/29/09	(high) (t)	$9.01
	12/10/08	(low) (t)	$6.54
	11/30/08		$6.88

Total Returns vs Benchmarks

Year ended 11/30/09

MFS Charter Income Trust at

New York Stock Exchange Price (r)	40.77%

Net Asset Value (r)	31.82%

Barclays Capital U.S. High-Yield Corporate Bond Index (f)	64.95%

Charter Income Trust Blended Index (f)(x)	34.52%

(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(t)	For the period December 1, 2008 through November 30, 2009.

(x)	Charter Income Trust Blended Index consists of 15.2% Citigroup World Government Bond Non-Dollar Hedged Index, 12.8% JPMorgan Emerging Markets Bond Index Global, 42% Barclays Capital U.S. High-Yield Corporate Bond Index, 10% Barclays Capital U.S. Credit Bond Index, and 20% Barclays Capital U.S. Government/Mortgage Bond Index.

Benchmark Definitions

Barclays Capital U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S.

Performance Summary – continued

corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. This index generated a total return of 24.56% for the year ended November 30, 2009.

Barclays Capital U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). This index generated a total return of 6.44% for the year ended November 30, 2009.

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States. This index generated a total return of 5.01% for the year ended November 30, 2009.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. This index generated a total return of 37.69% for the year ended November 30, 2009.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. Shareholders do not have the right to cause the fund to repurchase their shares at net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different.

The fund’s monthly distributions may include a return of capital to shareholders. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. It may also result in a recharacterization of what economically represents a return of capital to ordinary income. In addition, distributions of current year long-term gains may be recharacterized as ordinary income. Returns of shareholder capital have the effect of reducing the fund’s assets and may increase the fund’s expense ratio.

Performance Summary – continued

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

INVESTMENT OBJECTIVE, PRINCIPAL

INVESTMENT STRATEGIES AND RISKS

OF THE FUND

Investment Objective

The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests the fund’s assets primarily in debt instruments.

MFS normally invests the fund’s assets in U.S. Government securities, foreign government securities, mortgage-backed and other asset-backed securities of U.S. and/or foreign issuers, corporate bonds of U.S. and/or foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories.

MFS may invest up to 100% of the fund’s assets in lower quality debt instruments.

MFS may invest a relatively high percentage of the fund’s assets in a single country, a small number of countries, or a particular geographic region.

MFS may invest the fund’s assets in mortgage dollar rolls.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

The fund may use leverage by borrowing up to 33 1/3% of the fund’s assets, including borrowings for investment purposes, and investing the proceeds pursuant to its investment strategies. If approved by the fund’s Board of Trustees, the fund may use leverage by other methods.

MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

Principal Risks

The portfolio’s yield and share prices change daily based on the credit quality of its investments and changes in interest rates. In general, the value of debt securities will decline when interest rates rise and will increase when interest rates fall. Debt securities with longer maturity dates will generally be subject to greater price fluctuations than those with shorter maturities. Mortgage securities are subject to prepayment risk which can offer less potential for gains in a declining interest rate environment and greater potential for loss in a rising interest rate environment. The fund may invest a significant portion of its assets in mortgage-backed securities. The value of mortgage-backed securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Derivatives can be highly volatile and involve risks in addition to those of the underlying indicators upon whose value the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Lower quality debt securities involve substantially greater risk of default and their value can decline significantly over time. Foreign investments can be more volatile than U.S. investments. Changes in currency exchange rates can affect the U.S. dollar rate of foreign currency investments and investments denominated in foreign currency. Investing in emerging markets can involve risks in addition to those generally associated with investing in more developed foreign markets. To the extent that investments are purchased with the proceeds from the borrowings from a bank, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. When you sell your shares, they may be worth more or less than the amount you paid for them. Please see the fund’s registration statement for further information regarding these and other risk considerations. A copy of the fund’s registration statement on Form N-2 is available on the EDGAR database on the Securities and Exchange Commission’s Internet Web site at http://sec.gov and on the MFS Web site at mfs.com.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PORTFOLIO MANAGERS’ PROFILES

Richard Hawkins	—	Investment Officer of MFS; employed in the investment management area of MFS since 1988. Portfolio Manager of the Fund since July 2004.

John Addeo	—	Investment Officer of MFS; employed in the investment management area of MFS since 1998. Portfolio Manager of the Fund since February 2005.

David Cole	—	Investment Officer of MFS; employed in the investment management area of MFS since 2004. High Yield Analyst at Franklin Templeton Investments from 1999 to 2004. Portfolio Manager of the Fund since October 2006.

Matthew Ryan	—	Investment Officer of MFS; employed in the investment management area of MFS since 1997. Portfolio Manager of the Fund since September 2004.

DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

You may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com, by calling
1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at

Dividend Reinvestment and Cash Purchase Plan – continued

www.computershare.com, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

The following changes in the Plan took effect on September 1, 2009:

•

When dividend reinvestment is being made through purchases in the open market, such purchases will be made on or shortly after the payment date for such distribution (except where temporary limits on purchases are legally required) and in no event more than 15 days thereafter (instead of 45 days as previously specified).

•

In an instance where the Plan Agent either cannot invest the full amount of the distribution through open market purchases or the fund’s shares are no longer selling at a discount to the current net asset value per share, the fund will supplementally issue additional shares at the greater of net asset value per share or 95% of the current market value price per share calculated on the date that such request is made (instead of the distribution date net asset value as previously specified). This price may be greater or lesser than the fund’s net asset value per share on the distribution payment date.

PORTFOLIO OF INVESTMENTS

11/30/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 111.6%
Issuer	Shares/Par	Value ($)

Aerospace - 0.8%
Bombardier, Inc., 6.3%, 2014 (n)	$1,575,000	$1,519,875
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	1,534,000	1,119,820
Spirit AeroSystems Holdings, Inc., 7.5%, 2017 (n)	1,065,000	1,043,700
Triumph Group, Inc., 8%, 2017 (z)	225,000	225,000

		$3,908,395
Airlines - 1.3%
American Airlines Pass-Through Trust, 6.817%, 2011	$1,680,000	$1,621,200
AMR Corp., 7.858%, 2011	780,000	776,100
Continental Airlines, Inc., 7.339%, 2014	431,000	385,745
Continental Airlines, Inc., 7.25%, 2019	440,000	444,400
Delta Air Lines, Inc., 7.111%, 2011	585,000	579,150
Delta Air Lines, Inc., 7.711%, 2013	995,000	965,150
Delta Air Lines, Inc., 7.75%, 2019	2,205,000	2,229,806

		$7,001,551
Apparel Manufacturers - 0.1%
Levi Strauss & Co., 9.75%, 2015	$405,000	$424,238

Asset Backed & Securitized - 6.9%
Banc of America Commercial Mortgage, Inc., FRN, 5.935%, 2051	$1,500,000	$1,336,903
Banc of America Commercial Mortgage, Inc., FRN, 6.354%, 2051	6,000,000	5,401,862
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	404,000	355,000
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.043%, 2040 (z)	945,883	402,852
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 2049	1,605,000	1,042,986
Commercial Mortgage Pass-Through Certificates, FRN, 5.985%, 2046	230,000	186,914
Countrywide Asset-Backed Certificates, FRN, 5.147%, 2035	2,000,000	1,789,089
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	1,080,744	770,585
Credit Suisse Mortgage Capital Certificate, FRN, 5.722%, 2039	1,400,000	1,292,493
Crest Ltd., CDO, 7%, 2040	2,000,000	110,000
CWCapital LLC, 5.223%, 2048	5,839,000	4,987,125
DLJ Commercial Mortgage Corp., 6.04%, 2031 (z)	2,000,000	2,027,778
First Union-Lehman Brothers Bank of America, FRN, 0.575%, 2035 (i)	20,400,229	401,617
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	536,778	567,559
Greenwich Capital Commercial Funding Corp., FRN, 6.116%, 2038	4,839,456	4,394,128

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Asset Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049		$1,255,000	$1,048,012
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.936%, 2049		1,500,000	1,314,485
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.006%, 2049		1,000,000	942,788
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.26%, 2051		185,000	63,853
Merrill Lynch Mortgage Trust, FRN, 6.022%, 2050		1,350,000	1,176,511
Merrill Lynch Mortgage Trust, FRN, 6.022%, 2050		185,000	63,235
Mortgage Capital Funding, Inc., FRN, 2.471%, 2031 (i)		322,079	106
New Century Home Equity Loan Trust, FRN, 4.532%, 2035		688,662	681,050
PNC Mortgage Acceptance Corp., FRN, 7.1%, 2032 (z)		2,510,000	2,496,339
Spirit Master Funding LLC, 5.05%, 2023 (z)		1,587,803	1,349,649
Structured Asset Securities Corp., FRN, 4.67%, 2035		691,215	600,638
Wachovia Bank Commercial Mortgage Trust, FRN, 5.882%, 2047		1,503,155	272,013
Wachovia Bank Commercial Mortgage Trust, FRN, 6.099%, 2051		1,250,000	1,065,358

			$36,140,928
Automotive - 1.9%
Accuride Corp., 8.5%, 2015 (d)		$390,000	$296,400
Allison Transmission, Inc., 11%, 2015 (n)		2,180,000	2,256,300
FCE Bank PLC, 7.125%, 2012	EUR	2,200,000	3,154,759
Ford Motor Credit Co. LLC, 9.75%, 2010		$955,000	981,445
Ford Motor Credit Co. LLC, 12%, 2015		1,543,000	1,778,306
Goodyear Tire & Rubber Co., 9%, 2015		880,000	899,800
Goodyear Tire & Rubber Co., 10.5%, 2016		700,000	752,500

			$10,119,510
Broadcasting - 2.4%
Allbritton Communications Co., 7.75%, 2012		$1,435,000	$1,356,075
Inmarsat Finance PLC, 7.375%, 2017 (z)		150,000	151,500
Intelsat Jackson Holdings Ltd., 9.5%, 2016		3,370,000	3,525,863
Lamar Media Corp., 7.25%, 2013		675,000	663,188
Lamar Media Corp., 6.625%, 2015		740,000	703,000
Lamar Media Corp., “C”, 6.625%, 2015		245,000	230,300
LIN TV Corp., 6.5%, 2013		755,000	705,925
Local TV Finance LLC, 10%, 2015 (p)(z)		945,000	362,250
Newport Television LLC, 13%, 2017 (n)(p)		112,218	36,494
News America, Inc., 6.2%, 2034		325,000	325,007
News America, Inc., 6.9%, 2039 (n)		205,000	223,374
Nexstar Broadcasting Group, Inc., 0.5% to 2011, 7% to 2014 (n)(p)		508,179	355,401
Nexstar Broadcasting Group, Inc., 7%, 2014		168,000	117,810

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Broadcasting - continued
Salem Communications Corp., 9.625%, 2016 (z)	$290,000	$295,800
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	1,425,000	1,444,594
Univision Communications, Inc., 12%, 2014 (n)	790,000	859,125
Univision Communications, Inc., 9.75%, 2015 (n)(p)	1,515,600	1,174,211

		$12,529,917
Brokerage & Asset Managers - 0.4%
Janus Capital Group, Inc., 6.95%, 2017	$1,700,000	$1,636,843
Nuveen Investments, Inc., 10.5%, 2015 (n)	680,000	598,400

		$2,235,243
Building - 1.8%
Associated Materials, Inc., 9.75%, 2012	$1,075,000	$1,092,469
Associated Materials, Inc., 11.25%, 2014	1,000,000	937,500
Associated Materials, Inc., 9.875%, 2016 (n)	150,000	156,750
Building Materials Corp. of America, 7.75%, 2014	1,120,000	1,108,800
CRH PLC, 8.125%, 2018	898,000	1,051,906
Nortek, Inc., 10%, 2013	1,350,000	1,383,750
Nortek, Inc., 8.5%, 2014 (d)	395,000	282,425
Owens Corning, 9%, 2019	1,550,000	1,710,713
Ply Gem Industries, Inc., 11.75%, 2013	1,435,000	1,370,425
USG Corp., 9.75%, 2014 (n)	155,000	162,363

		$9,257,101
Business Services - 1.3%
First Data Corp., 9.875%, 2015	$2,540,000	$2,260,600
First Data Corp., 11.25%, 2016	785,000	647,625
Iron Mountain, Inc., 6.625%, 2016	775,000	759,500
Iron Mountain, Inc., 8.375%, 2021	460,000	470,350
SunGard Data Systems, Inc., 9.125%, 2013	205,000	208,075
SunGard Data Systems, Inc., 10.25%, 2015	1,760,000	1,804,000
Terremark Worldwide, Inc., 12%, 2017 (n)	625,000	682,031

		$6,832,181
Cable TV - 3.0%
CCO Holdings LLC, 8.75%, 2013	$1,500,000	$1,514,062
Charter Communications, Inc., 10.375%, 2014 (n)	1,590,000	1,617,825
Charter Communications, Inc., 12.875%, 2049 (n)	395,000	439,931
CSC Holdings, Inc., 8.5%, 2014 (n)	770,000	809,462
CSC Holdings, Inc., 8.5%, 2015 (n)	1,980,000	2,081,475
DIRECTV Holdings LLC, 7.625%, 2016	2,055,000	2,214,262
DIRECTV Holdings LLC, 5.875%, 2019 (n)	240,000	248,381
Mediacom LLC, 9.125%, 2019 (n)	1,395,000	1,415,925

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Cable TV - continued
TCI Communications, Inc., 9.8%, 2012	$701,000	$803,701
Videotron LTEE, 6.875%, 2014	2,110,000	2,057,250
Virgin Media Finance PLC, 9.125%, 2016	2,185,000	2,245,088
Virgin Media Finance PLC, 9.5%, 2016	395,000	414,750

		$15,862,112
Chemicals - 2.0%
Hexion Specialty Chemicals, Inc., 9.75%, 2014	$215,000	$206,400
Huntsman International LLC, 5.5%, 2016 (n)	1,495,000	1,296,913
Innophos Holdings, Inc., 8.875%, 2014	850,000	867,000
Koppers Holdings, Inc., 7.875%, 2019 (z)	485,000	485,000
Lumena Resources Corp., 12%, 2014 (z)	2,540,000	2,365,596
Momentive Performance Materials, Inc., 12.5%, 2014 (n)	1,476,000	1,616,220
Momentive Performance Materials, Inc., 11.5%, 2016	343,000	303,555
Mosaic Co., 7.625%, 2016 (n)	1,525,000	1,635,761
Nalco Co., 7.75%, 2011	97,000	97,000
NOVA Chemicals Corp., 8.375%, 2016 (n)	310,000	313,875
Yara International A.S.A., 5.25%, 2014 (n)	1,200,000	1,267,420

		$10,454,740
Computer Software - 0.4%
Seagate Technology HDD Holdings, 6.375%, 2011	$1,950,000	$1,981,688

Computer Software - Systems - 0.3%
International Business Machines Corp., 8%, 2038	$1,000,000	$1,396,794

Conglomerates - 0.3%
Actuant Corp., 6.875%, 2017	$1,005,000	$961,031
Kennametal, Inc., 7.2%, 2012	684,000	726,008

		$1,687,039
Construction - 0.1%
Lennar Corp., 12.25%, 2017	$345,000	$412,275

Consumer Products - 0.8%
ACCO Brands Corp., 10.625%, 2015 (n)	$105,000	$113,269
ACCO Brands Corp., 7.625%, 2015	255,000	231,412
Controladora Mabe S.A. de C.V., 7.875%, 2019 (n)	1,093,000	1,071,140
Fortune Brands, Inc., 5.125%, 2011	671,000	694,653
Jarden Corp., 7.5%, 2017	1,405,000	1,390,950
Visant Holding Corp., 8.75%, 2013	500,000	515,000

		$4,016,424

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Consumer Services - 1.5%
Corrections Corp. of America, 6.25%, 2013	$310,000	$310,387
Corrections Corp. of America, 7.75%, 2017	1,000,000	1,040,000
KAR Holdings, Inc., 10%, 2015	1,135,000	1,174,725
KAR Holdings, Inc., FRN, 4.28%, 2014	380,000	353,400
Service Corp. International, 7.375%, 2014	500,000	498,750
Service Corp. International, 7%, 2017	4,030,000	3,888,950
Ticketmaster Entertainment, Inc., 10.75%, 2016	780,000	807,300

		$8,073,512
Containers - 1.4%
Crown Americas LLC, 7.625%, 2013	$500,000	$511,875
Crown Americas LLC, 7.75%, 2015	565,000	576,300
Graham Packaging Holdings Co., 9.875%, 2014	1,800,000	1,827,000
Greif, Inc., 6.75%, 2017	855,000	829,350
Greif, Inc., 7.75%, 2019 (z)	1,000,000	1,012,500
Owens-Brockway Glass Container, Inc., 8.25%, 2013	940,000	958,800
Owens-Illinois, Inc., 7.375%, 2016	1,000,000	1,012,500
Reynolds Group, 7.75%, 2016 (z)	475,000	479,750

		$7,208,075
Defense Electronics - 0.7%
BAE Systems Holdings, Inc., 4.75%, 2010 (n)	$474,000	$481,794
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	450,000	476,743
L-3 Communications Corp., 5.875%, 2015	1,180,000	1,156,400
L-3 Communications Corp., 6.375%, 2015	1,500,000	1,475,625

		$3,590,562
Electronics - 0.7%
Avago Technologies Ltd., 11.875%, 2015	$500,000	$547,500
Flextronics International Ltd., 6.25%, 2014	635,000	615,950
Freescale Semiconductor, Inc., 8.875%, 2014	1,635,000	1,389,750
Jabil Circuit, Inc., 7.75%, 2016	1,140,000	1,174,200

		$3,727,400
Emerging Market Quasi-Sovereign - 4.4%
Ecopetrol S.A., 7.625%, 2019	$594,000	$670,507
Empresa Nacional del Petroleo, 6.25%, 2019 (n)	541,000	576,683
Export-Import Bank of Korea, 5.875%, 2015	676,000	733,867
Gaz Capital S.A., 8.125%, 2014 (n)	2,091,000	2,219,178
KazMunaiGaz Finance B.V., 8.375%, 2013 (n)	251,000	264,178
KazMunaiGaz Finance B.V., 11.75%, 2015 (n)	2,563,000	3,043,563
KazMunaiGaz Finance B.V., 9.125%, 2018 (n)	733,000	802,635
Korea Expressway Corp., 4.5%, 2015 (z)	417,000	425,337

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - continued
Majapahit Holding B.V., 7.25%, 2017 (n)	$1,478,000	$1,474,305
Majapahit Holding B.V., 8%, 2019 (n)	492,000	504,300
Majapahit Holding B.V., 7.75%, 2020 (z)	1,831,000	1,847,021
National Agricultural Co., 5%, 2014 (n)	476,000	493,374
Pemex Project Funding Master Trust, 5.75%, 2018	802,000	815,654
Petrobras International Finance Co., 7.875%, 2019	1,361,000	1,590,030
Petroleos de Venezuela S.A., 5.25%, 2017	950,000	494,000
Petróleos Mexicanos, 8%, 2019	1,101,000	1,293,675
Power Sector Assets & Liabilities Management Corp., 7.39%, 2024 (z)	232,000	232,580
Qtel International Finance Ltd., 7.875%, 2019 (n)	2,206,000	2,471,867
Ras Laffan Liquefied Natural Gas Co. Ltd., 8.294%, 2014 (n)	1,344,600	1,479,069
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019 (n)	1,442,000	1,571,437
TransCapitalInvest Ltd., 5.67%, 2014	115,000	115,186

		$23,118,446
Emerging Market Sovereign - 3.9%
Republic of Argentina, 8.28%, 2033	$1,898,560	$1,310,006
Republic of Argentina, FRN, 0.943%, 2012	1,460,363	1,189,000
Republic of Argentina, FRN, 2.5% to 2019, 3.75% to 2029, 5.25% to 2038	1,848,000	623,700
Republic of Colombia, 7.375%, 2019	465,000	542,190
Republic of Colombia, 8.125%, 2024	664,000	805,100
Republic of Colombia, 6.125%, 2041	1,580,000	1,540,500
Republic of Croatia, 6.75%, 2019 (z)	679,000	732,369
Republic of El Salvador, 7.375%, 2019 (z)	154,000	158,235
Republic of Indonesia, 6.875%, 2018	204,000	217,260
Republic of Indonesia, 11.625%, 2019	718,000	1,010,585
Republic of Indonesia, 11.625%, 2019 (n)	1,703,000	2,396,973
Republic of Indonesia, 7.75%, 2038 (n)	593,000	638,958
Republic of Panama, 5.2%, 2020	1,592,000	1,623,840
Republic of Panama, 9.375%, 2029	1,062,000	1,497,420
Republic of Peru, 7.125%, 2019	298,000	349,405
Republic of Peru, 7.35%, 2025	355,000	419,788
Republic of Philippines, 6.5%, 2020	172,000	182,750
Republic of Philippines, 6.375%, 2034	1,098,000	1,065,060
Republic of Poland, 6.375%, 2019	490,000	545,025
Republic of Uruguay, 6.875%, 2025	136,000	146,540
Russian Federation, 7.5%, 2030	889,240	1,002,707
State of Qatar, 5.25%, 2020 (z)	780,000	785,850
Ukraine Government International, 6.58%, 2016	1,389,000	1,021,054
United Mexican States, 5.95%, 2019	266,000	288,344

		$20,092,659

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Independent - 4.1%
Anadarko Petroleum Corp., 6.45%, 2036	$160,000	$167,978
Chaparral Energy, Inc., 8.875%, 2017	970,000	858,450
Chesapeake Energy Corp., 9.5%, 2015	1,060,000	1,110,350
Chesapeake Energy Corp., 6.375%, 2015	5,000	4,650
Chesapeake Energy Corp., 6.875%, 2016	435,000	417,600
Forest Oil Corp., 8.5%, 2014 (n)	70,000	71,575
Forest Oil Corp., 7.25%, 2019	1,985,000	1,880,787
Hilcorp Energy I LP, 9%, 2016 (n)	1,290,000	1,293,225
Mariner Energy, Inc., 8%, 2017	1,310,000	1,237,950
McMoRan Exploration Co., 11.875%, 2014	1,255,000	1,267,550
Newfield Exploration Co., 6.625%, 2014	650,000	645,125
Newfield Exploration Co., 6.625%, 2016	225,000	221,625
OPTI Canada, Inc., 8.25%, 2014	735,000	588,000
Penn Virginia Corp., 10.375%, 2016	1,130,000	1,217,575
Petrohawk Energy Corp., 10.5%, 2014	560,000	606,200
Pioneer Natural Resource Co., 6.875%, 2018	1,175,000	1,136,702
Pioneer Natural Resource Co., 7.5%, 2020	490,000	483,103
Plains Exploration & Production Co., 7%, 2017	2,020,000	1,919,000
Quicksilver Resources, Inc., 8.25%, 2015	1,055,000	1,049,725
Range Resources Corp., 8%, 2019	1,800,000	1,881,000
SandRidge Energy, Inc., 9.875%, 2016 (n)	250,000	256,250
SandRidge Energy, Inc., 8%, 2018 (n)	1,300,000	1,225,250
Southwestern Energy Co., 7.5%, 2018	1,175,000	1,213,188
Swift Energy Co., 8.875%, 2020	150,000	149,250
Talisman Energy, Inc., 7.75%, 2019	280,000	335,271

		$21,237,379
Energy - Integrated - 0.6%
CCL Finance Ltd., 9.5%, 2014 (n)	$1,244,000	$1,306,200
Hess Corp., 8.125%, 2019	100,000	123,058
Husky Energy, Inc., 5.9%, 2014	306,000	336,320
Husky Energy, Inc., 7.25%, 2019	324,000	378,699
Pacific Rubiales Energy Corp., 8.75%, 2016 (z)	1,005,000	1,075,350

		$3,219,627
Entertainment - 0.7%
AMC Entertainment, Inc., 11%, 2016	$1,200,000	$1,248,000
AMC Entertainment, Inc., 8.75%, 2019	1,160,000	1,180,300
Cinemark USA, Inc., 8.625%, 2019 (n)	1,260,000	1,297,800

		$3,726,100

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Financial Institutions - 1.3%
GMAC LLC, 6.875%, 2011 (n)		$2,824,000	$2,718,100
GMAC LLC, 7%, 2012 (n)		455,000	433,387
GMAC LLC, 6.75%, 2014 (n)		2,205,000	1,973,475
GMAC LLC, 8%, 2031 (n)		189,000	162,067
ILFC E-Capital Trust I, 5.9% to 2010, FRN to 2065 (n)		2,169,000	997,740
International Lease Finance Corp., 5.625%, 2013		820,000	645,334

			$6,930,103
Food & Beverages - 1.6%
Anheuser-Busch Cos., Inc., 6.875%, 2019 (n)		$1,300,000	$1,483,728
ARAMARK Corp., 8.5%, 2015		1,154,000	1,156,885
B&G Foods, Inc., 8%, 2011		170,000	172,975
Dean Foods Co., 7%, 2016		1,300,000	1,254,500
Del Monte Foods Co., 6.75%, 2015		1,170,000	1,175,850
Del Monte Foods Co., 7.5%, 2019 (z)		1,000,000	1,010,000
Pinnacle Foods Finance LLC, 9.25%, 2015		990,000	1,022,522
Tyson Foods, Inc., 7.85%, 2016		912,000	923,400

			$8,199,860
Forest & Paper Products - 1.8%
Buckeye Technologies, Inc., 8.5%, 2013		$215,000	$219,837
Cascades, Inc., 7.75%, 2017 (z)		295,000	292,787
Cellu Tissue Holdings, Inc., 11.5%, 2014		770,000	841,225
Fibria Overseas Finance, 9.25%, 2019 (z)		677,000	741,315
Georgia-Pacific Corp., 7.125%, 2017 (n)		3,085,000	3,123,562
Georgia-Pacific Corp., 8%, 2024		140,000	141,400
Graphic Packaging International Corp., 9.5%, 2013		635,000	650,875
Inversiones CMPC S.A., 6.125%, 2019 (z)		819,000	827,400
Jefferson Smurfit Corp., 8.25%, 2012 (d)		1,425,000	1,140,000
JSG Funding PLC, 7.75%, 2015		40,000	38,200
Smurfit Kappa Group PLC, 7.75%, 2019 (z)	EUR	275,000	400,002
Smurfit-Stone Container Corp., 8%, 2017 (d)		$221,000	174,038
Votorantim Celulose e Papel S.A., 6.625%, 2019 (n)		574,000	565,390

			$9,156,031
Gaming & Lodging - 3.8%
Ameristar Casinos, Inc., 9.25%, 2014 (n)		$735,000	$749,700
Boyd Gaming Corp., 6.75%, 2014		1,255,000	1,098,125
Firekeepers Development Authority, 13.875%, 2015 (n)		270,000	302,400
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (d)(n)		460,000	4,600
Harrah’s Operating Co., Inc., 11.25%, 2017 (n)		445,000	453,900
Harrah’s Operating Co., Inc., 10%, 2018 (n)		735,000	558,600
Harrah’s Operating Co., Inc., 10%, 2018 (n)		2,924,000	2,222,240

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Gaming & Lodging - continued
Host Hotels & Resorts, Inc., 7.125%, 2013	$470,000	$466,475
Host Hotels & Resorts, Inc., 6.75%, 2016	880,000	833,800
Host Hotels & Resorts, Inc., 9%, 2017 (n)	1,255,000	1,320,888
MGM Mirage, 6.75%, 2013	900,000	739,125
MGM Mirage, 10.375%, 2014 (n)	145,000	154,788
MGM Mirage, 7.5%, 2016	640,000	484,800
MGM Mirage, 11.125%, 2017 (n)	365,000	399,675
MGM Mirage, 11.375%, 2018 (n)	1,260,000	1,086,750
Penn National Gaming, Inc., 8.75%, 2019 (n)	1,065,000	1,059,675
Pinnacle Entertainment, Inc., 7.5%, 2015	2,100,000	1,869,000
Royal Caribbean Cruises Ltd., 7%, 2013	545,000	517,750
Royal Caribbean Cruises Ltd., 11.875%, 2015	2,050,000	2,296,000
Scientific Games Corp., 6.25%, 2012	380,000	369,550
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018	1,235,000	1,188,688
Station Casinos, Inc., 6%, 2012 (d)	1,730,000	363,300
Station Casinos, Inc., 6.5%, 2014 (d)	25,000	250
Station Casinos, Inc., 6.875%, 2016 (d)	980,000	9,800
Wyndham Worldwide Corp., 6%, 2016	1,460,000	1,360,356

		$19,910,235
Industrial - 0.5%
Altra Holdings, Inc., 8.125%, 2016 (z)	$350,000	$350,875
Baldor Electric Co., 8.625%, 2017	1,260,000	1,285,200
CEDC Finance Corp. International, Inc., 9.125%, 2016 (z)	453,000	453,000
Johnsondiversey Holdings, Inc., 8.25%, 2019 (z)	680,000	679,150

		$2,768,225
Insurance - 0.9%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$680,000	$484,500
MetLife, Inc., 9.25% to 2038, FRN to 2068 (z)	800,000	832,000
Metropolitan Life Global Funding, 2.875%, 2012 (n)	1,350,000	1,366,378
Metropolitan Life Global Funding, 5.125%, 2014 (n)	860,000	923,446
Unum Group, 7.125%, 2016	1,171,000	1,231,657

		$4,837,981
Insurance - Property & Casualty - 1.0%
Allstate Corp., 7.45%, 2019	$850,000	$1,016,453
AXIS Capital Holdings Ltd., 5.75%, 2014	1,013,000	1,045,940
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2058 (n)	800,000	836,000
USI Holdings Corp., FRN, 4.147%, 2014 (n)	2,005,000	1,593,975
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	627,000	500,033

		$4,992,401

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
International Market Quasi-Sovereign - 1.1%
Canada Housing Trust, 4.6%, 2011 (n)	CAD	392,000	$394,685
Commonwealth Bank of Australia, 2.9%, 2014 (n)		$1,780,000	1,815,463
ING Bank N.V., 3.9%, 2014 (n)		1,390,000	1,467,572
KFW International Finance, Inc., 4.875%, 2019		1,000,000	1,109,740
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)		1,000,000	1,047,263

			$5,834,723
International Market Sovereign - 13.0%
Federal Republic of Germany, 5.25%, 2010	EUR	3,566,000	$5,498,515
Federal Republic of Germany, 3.75%, 2015	EUR	2,672,000	4,282,523
Federal Republic of Germany, 6.25%, 2030	EUR	847,000	1,665,771
Government of Canada, 4.5%, 2015	CAD	747,000	780,988
Government of Canada, 5.75%, 2033	CAD	136,000	164,534
Government of Japan, 1.5%, 2012	JPY	549,000,000	6,548,438
Government of Japan, 1.3%, 2014	JPY	225,600,000	2,700,054
Government of Japan, 1.7%, 2017	JPY	521,600,000	6,389,093
Government of Japan, 2.2%, 2027	JPY	501,000,000	6,017,454
Kingdom of Belgium, 5.5%, 2017	EUR	1,147,000	1,985,960
Kingdom of Netherlands, 3.75%, 2014	EUR	1,074,000	1,708,845
Kingdom of Netherlands, 5.5%, 2028	EUR	331,000	590,015
Kingdom of Spain, 5.35%, 2011	EUR	2,507,000	4,044,083
Kingdom of Spain, 4.6%, 2019	EUR	745,000	1,198,096
Kingdom of Sweden, 4.5%, 2015	SEK	2,635,000	413,097
Republic of Austria, 4.65%, 2018	EUR	674,000	1,105,751
Republic of France, 4.75%, 2012	EUR	703,000	1,144,851
Republic of France, 4.75%, 2035	EUR	1,659,000	2,757,568
Republic of Ireland, 4.6%, 2016	EUR	1,310,000	2,040,815
Republic of Italy, 4.75%, 2013	EUR	4,462,000	7,222,314
Republic of Italy, 5.25%, 2017	EUR	2,779,000	4,696,916
Republic of Portugal, 4.45%, 2018	EUR	426,000	680,605
United Kingdom Treasury, 8%, 2015	GBP	755,000	1,591,165
United Kingdom Treasury, 8%, 2021	GBP	538,000	1,243,762
United Kingdom Treasury, 4.25%, 2036	GBP	739,000	1,239,618

			$67,710,831
Machinery & Tools - 0.6%
Case New Holland, Inc., 7.125%, 2014		$1,995,000	$1,970,062
Rental Service Corp., 9.5%, 2014		1,010,000	988,538

			$2,958,600
Major Banks - 2.6%
Bank of America Corp., 7.375%, 2014		$1,000,000	$1,122,527
Bank of America Corp., 7.625%, 2019		370,000	423,714

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
Bank of America Corp., 8% to 2018, FRN to 2049	$1,775,000	$1,546,007
Barclays Bank PLC, 5%, 2016	530,000	549,719
BNP Paribas, 5.186% to 2015, FRN to 2049 (n)	1,667,000	1,399,390
Credit Suisse New York, 5.5%, 2014	1,000,000	1,096,951
Goldman Sachs Group, Inc., 6%, 2014	2,000,000	2,207,036
JPMorgan Chase & Co., 6.3%, 2019	1,000,000	1,114,333
Morgan Stanley, 5.75%, 2016	397,000	418,453
Morgan Stanley, 6.625%, 2018	391,000	424,201
Morgan Stanley, 7.3%, 2019	830,000	935,592
Morgan Stanley, 5.625%, 2019	1,500,000	1,519,248
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	289,000	260,711
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	498,000	507,342

		$13,525,224
Medical & Health Technology & Services - 5.2%
Biomet, Inc., 10%, 2017	$615,000	$650,362
Biomet, Inc., 11.625%, 2017	2,260,000	2,457,750
Community Health Systems, Inc., 8.875%, 2015	3,010,000	3,070,200
Cooper Cos., Inc., 7.125%, 2015	570,000	553,612
DaVita, Inc., 6.625%, 2013	794,000	788,045
DaVita, Inc., 7.25%, 2015	1,595,000	1,587,025
Fisher Scientific International, Inc., 6.125%, 2015	1,254,000	1,301,025
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	665,000	728,175
HCA, Inc., 8.75%, 2010	480,000	490,800
HCA, Inc., 9.25%, 2016	5,630,000	5,953,725
HCA, Inc., 8.5%, 2019 (n)	605,000	638,275
HealthSouth Corp., 8.125%, 2020	715,000	700,700
Hospira, Inc., 6.05%, 2017	655,000	703,279
McKesson Corp., 7.5%, 2019	110,000	131,869
Owens & Minor, Inc., 6.35%, 2016	970,000	914,603
Psychiatric Solutions, Inc., 7.75%, 2015 (n)	260,000	244,400
Psychiatric Solutions, Inc., 7.75%, 2015	850,000	820,250
Tenet Healthcare Corp., 9.25%, 2015	1,445,000	1,517,250
U.S. Oncology, Inc., 10.75%, 2014	990,000	1,034,550
United Surgical Partners International, Inc., 8.875%, 2017	115,000	117,300
United Surgical Partners International, Inc., 9.25%, 2017 (p)	245,000	247,450
Universal Hospital Services, Inc., 8.5%, 2015 (p)	1,530,000	1,507,050
VWR Funding, Inc., 11.25%, 2015 (p)	1,140,000	1,059,488

		$27,217,183
Metals & Mining - 3.4%
Arch Western Finance LLC, 6.75%, 2013	$1,655,000	$1,646,725
Bumi Capital Pte Ltd., 12%, 2016 (z)	1,427,000	1,412,730

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Metals & Mining - continued
Cloud Peak Energy, Inc., 8.25%, 2017 (z)	$545,000	$536,825
Cloud Peak Energy, Inc., 8.5%, 2019 (z)	545,000	539,550
FMG Finance Ltd., 10.625%, 2016 (n)	890,000	970,100
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	4,355,000	4,697,956
Freeport-McMoRan Copper & Gold, Inc., FRN, 3.881%, 2015	265,000	262,210
Gerdau Holdings, Inc., 7%, 2020 (z)	924,000	916,608
International Steel Group, Inc., 6.5%, 2014	1,300,000	1,396,090
Ispat Inland ULC, 9.75%, 2014	1,200,000	1,262,407
Peabody Energy Corp., 5.875%, 2016	675,000	654,750
Peabody Energy Corp., 7.375%, 2016	1,245,000	1,260,563
Peabody Energy Corp., “B”, 6.875%, 2013	1,000,000	1,010,000
Vale Overseas Ltd., 6.875%, 2039	919,000	949,916

		$17,516,430
Mortgage Backed - 6.2%
Fannie Mae, 3.81%, 2013	$315,710	$329,420
Fannie Mae, 4.1%, 2013	514,918	541,622
Fannie Mae, 4.19%, 2013	418,384	441,600
Fannie Mae, 4.845%, 2013	141,660	151,944
Fannie Mae, 4.582%, 2014	298,670	318,939
Fannie Mae, 4.6%, 2014	430,027	458,951
Fannie Mae, 4.61%, 2014	491,329	525,051
Fannie Mae, 4.77%, 2014	334,781	360,082
Fannie Mae, 4.56%, 2015	180,575	192,046
Fannie Mae, 4.665%, 2015	146,396	156,451
Fannie Mae, 4.7%, 2015	139,732	149,530
Fannie Mae, 4.74%, 2015	345,938	370,859
Fannie Mae, 4.78%, 2015	403,750	433,879
Fannie Mae, 4.815%, 2015	360,000	387,239
Fannie Mae, 4.87%, 2015	295,432	318,182
Fannie Mae, 4.89%, 2015	98,624	106,337
Fannie Mae, 4.921%, 2015	987,307	1,066,685
Fannie Mae, 6%, 2016 - 2037	4,306,289	4,642,034
Fannie Mae, 5.5%, 2019 - 2035	11,744,984	12,568,438
Fannie Mae, 4.88%, 2020	279,016	300,989
Fannie Mae, 6.5%, 2032 - 2033	1,016,543	1,108,170
Fannie Mae, 5%, 2034	3,319,125	3,493,184
Freddie Mac, 5%, 2024	41,975	42,555
Freddie Mac, 5.5%, 2034	2,957,236	3,163,665
Freddie Mac, 6%, 2034	710,092	767,884

		$32,395,736

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Natural Gas - Distribution - 1.0%
AmeriGas Partners LP, 7.25%, 2015	$670,000	$659,950
AmeriGas Partners LP, 7.125%, 2016	1,925,000	1,886,500
EQT Corp., 8.125%, 2019	1,000,000	1,167,838
Inergy LP, 6.875%, 2014	1,585,000	1,533,488

		$5,247,776
Natural Gas - Pipeline - 1.9%
Atlas Pipeline Partners LP, 8.125%, 2015	$1,500,000	$1,230,000
Atlas Pipeline Partners LP, 8.75%, 2018	250,000	202,500
CenterPoint Energy, Inc., 7.875%, 2013	960,000	1,097,082
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	1,890,000	1,920,669
El Paso Corp., 8.25%, 2016	675,000	698,625
El Paso Corp., 7.75%, 2032	201,000	186,049
MarkWest Energy Partners LP, 6.875%, 2014	1,720,000	1,599,600
MarkWest Energy Partners LP, 8.75%, 2018	165,000	166,238
Spectra Energy Capital LLC, 8%, 2019	810,000	960,707
Williams Partners LP, 7.25%, 2017	1,755,000	1,754,656

		$9,816,126
Network & Telecom - 3.0%
AT&T, Inc., 6.55%, 2039	$170,000	$183,532
Axtel S.A.B. de C.V., 9%, 2019 (n)	174,000	177,915
Cincinnati Bell, Inc., 8.375%, 2014	1,000,000	993,750
Cincinnati Bell, Inc., 8.25%, 2017	815,000	808,887
Citizens Communications Co., 9%, 2031	405,000	395,887
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	2,177,000	2,285,850
Qwest Communications International, Inc., 7.25%, 2011	1,770,000	1,778,850
Qwest Communications International, Inc., 8%, 2015 (n)	365,000	365,000
Qwest Corp., 7.875%, 2011	1,020,000	1,059,525
Qwest Corp., 8.875%, 2012	980,000	1,040,025
Qwest Corp., 8.375%, 2016 (n)	278,000	290,510
Telemar Norte Leste S.A., 9.5%, 2019 (n)	1,023,000	1,218,649
TELUS Corp., 8%, 2011	779,000	853,222
Verizon New York, Inc., 6.875%, 2012	1,525,000	1,677,697
Windstream Corp., 8.625%, 2016	2,290,000	2,307,175

		$15,436,474
Oil Services - 0.1%
Basic Energy Services, Inc., 7.125%, 2016	$195,000	$158,437
Trico Shipping A.S., 11.875%, 2014 (n)	245,000	248,369

		$406,806

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Oils - 0.1%
Holly Corp., 9.875%, 2017 (n)	$295,000	$306,063
Petroplus Holdings AG, 9.375%, 2019 (n)	295,000	292,050

		$598,113
Other Banks & Diversified Financials - 1.9%
Banco BMG S.A., 9.95%, 2019 (z)	$100,000	$98,000
Banco Bradesco S.A., 6.75%, 2019 (n)	731,000	754,757
Bosphorus Financial Services Ltd., FRN, 2.072%, 2012 (z)	843,750	803,597
Capital One Financial Corp., 8.8%, 2019	320,000	378,974
Capital One Financial Corp., 10.25%, 2039	1,000,000	1,100,000
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	1,974,000	2,310,212
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)	655,000	560,025
Svenska Handelsbanken AB, 2.875%, 2012 (n)	900,000	916,208
Svenska Handelsbanken AB, 4.875%, 2014 (n)	1,000,000	1,069,695
Woori America Bank, 7%, 2015 (n)	292,000	318,735
Woori Bank, 6.125% to 2011, FRN to 2016 (n)	1,490,000	1,485,883

		$9,796,086
Pharmaceuticals - 0.2%
Roche Holdings, Inc., 6%, 2019 (n)	$1,000,000	$1,128,477

Pollution Control - 0.2%
Allied Waste North America, Inc., 7.125%, 2016	$75,000	$79,500
Allied Waste North America, Inc., 6.875%, 2017	870,000	921,112

		$1,000,612
Precious Metals & Minerals - 0.7%
Alrosa Finance S.A., 8.875%, 2014	$400,000	$404,488
Teck Resources Ltd., 9.75%, 2014	450,000	505,688
Teck Resources Ltd., 10.25%, 2016	680,000	768,400
Teck Resources Ltd., 10.75%, 2019	1,480,000	1,727,900

		$3,406,476
Printing & Publishing - 0.6%
American Media Operations, Inc., 9%, 2013 (p)(z)	$10,866	$6,541
American Media Operations, Inc., 14%, 2013 (p)(z)	116,181	69,425
Dex Media West LLC, 9.875%, 2013 (d)	1,500,000	472,500
Idearc, Inc., 8%, 2016 (d)	568,000	34,080
Nielsen Finance LLC, 10%, 2014	1,790,000	1,848,175
Nielsen Finance LLC, 11.5%, 2016	545,000	585,875

		$3,016,596

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Railroad & Shipping - 0.4%
Kansas City Southern Railway, 8%, 2015	$1,895,000	$1,930,531

Real Estate - 0.4%
Agile Property Holdings Ltd., 10%, 2016 (z)	$391,000	$391,000
CB Richard Ellis Group, Inc., 11.625%, 2017	220,000	243,100
HRPT Properties Trust, REIT, 6.25%, 2016	853,000	829,513
Simon Property Group, Inc., REIT, 5.875%, 2017	756,000	787,453

		$2,251,066
Retailers - 1.6%
Couche-Tard, Inc., 7.5%, 2013	$350,000	$353,937
Dollar General Corp., 11.875%, 2017 (p)	261,000	291,667
General Nutrition Centers, Inc., FRN, 5.177%, 2014 (p)	740,000	675,250
Home Depot, Inc., 5.875%, 2036	509,000	500,526
Limited Brands, Inc., 5.25%, 2014	635,000	590,550
Macy’s Retail Holdings, Inc., 5.35%, 2012	295,000	295,000
Macy’s Retail Holdings, Inc., 5.75%, 2014	1,680,000	1,608,600
Neiman Marcus Group, Inc., 10.375%, 2015	1,315,000	1,186,788
Sally Beauty Holdings, Inc., 10.5%, 2016	1,270,000	1,358,900
Toys “R” Us, Inc., 10.75%, 2017 (n)	1,040,000	1,110,200
Toys “R” Us, Inc., 8.5%, 2017 (z)	575,000	572,125

		$8,543,543
Specialty Chemicals - 0.3%
Ashland, Inc., 9.125%, 2017 (n)	$1,675,000	$1,800,625

Specialty Stores - 0.1%
GSC Holdings Corp., 8%, 2012	$220,000	$226,325
Payless ShoeSource, Inc., 8.25%, 2013	170,000	170,000

		$396,325
Steel - 0.1%
CSN Islands XI Corp., 6.875%, 2019 (n)	$590,000	$587,050

Supermarkets - 0.4%
Delhaize America, Inc., 9%, 2031	$588,000	$765,450
SUPERVALU, Inc., 8%, 2016	1,305,000	1,331,100

		$2,096,550
Supranational - 0.9%
Central American Bank, 4.875%, 2012 (n)	$1,426,000	$1,450,848
Eurasian Development Bank, 7.375%, 2014 (n)	211,000	218,385

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Supranational - continued
European Investment Bank, 5.125%, 2017	$2,593,000	$2,947,015

		$4,616,248

Telecommunications - Wireless - 2.5%
AT&T Wireless Services, Inc., 8.75%, 2031	$900,000	$1,181,751
Cingular Wireless LLC, 6.5%, 2011	1,020,000	1,122,465
Cricket Communications, Inc., 7.75%, 2016 (n)	560,000	553,000
Crown Castle International Corp., 9%, 2015	1,475,000	1,559,812
Crown Castle International Corp., 7.75%, 2017 (n)	715,000	756,112
Crown Castle International Corp., 7.125%, 2019	330,000	325,875
Digicel Group Ltd., 12%, 2014 (n)	100,000	111,750
Digicel Group Ltd., 8.25%, 2017 (z)	710,000	694,025
Net Servicos de Comunicacao S.A., 7.5%, 2020 (z)	758,000	758,948
Nextel Communications, Inc., 6.875%, 2013	660,000	627,000
NII Holdings, Inc., 10%, 2016 (n)	1,615,000	1,711,900
SBA Communications Corp., 8%, 2016 (n)	260,000	267,800
SBA Communications Corp., 8.25%, 2019 (n)	220,000	228,800
Sprint Nextel Corp., 8.375%, 2012	1,050,000	1,073,625
Sprint Nextel Corp., 8.375%, 2017	680,000	663,000
Sprint Nextel Corp., 8.75%, 2032	380,000	325,375
Wind Acquisition Finance S.A., 10.75%, 2015 (n)	908,000	971,560

		$12,932,798
Telephone Services - 0.4%
Frontier Communications Corp., 8.25%, 2014	$685,000	$703,837
Frontier Communications Corp., 8.125%, 2018	1,625,000	1,629,062

		$2,332,899
Tobacco - 0.6%
Alliance One International, Inc., 10%, 2016 (n)	$1,035,000	$1,086,750
Alliance One International, Inc., 10%, 2016 (n)	225,000	236,250
Reynolds American, Inc., 6.75%, 2017	1,790,000	1,867,233

		$3,190,233
Transportation - 0.0%
Peru Enhanced Pass-Through Trust, 0%, 2018 (n)	$224,180	$175,421

Transportation - Services - 0.9%
Commercial Barge Line Co., 12.5%, 2017 (n)	$585,000	$599,625
Erac USA Finance Co., 6.375%, 2017 (n)	1,000,000	1,037,673
Hertz Corp., 8.875%, 2014	2,140,000	2,150,700
Navios Maritime Holdings, Inc., 8.875%, 2017 (z)	595,000	609,875

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Transportation - Services - continued
Westinghouse Air Brake Technologies Corp., 6.875%, 2013	$370,000	$373,238

		$4,771,111
U.S. Government Agencies and Equivalents - 0.7%
Freddie Mac, 5.5%, 2017	$3,060,000	$3,537,198

U.S. Treasury Obligations - 3.0%
U.S. Treasury Bonds, 7.5%, 2016	$3,450,000	$4,499,286
U.S. Treasury Bonds, 6.25%, 2023 (f)	1,800,000	2,280,375
U.S. Treasury Bonds, 5.375%, 2031	286,200	336,956
U.S. Treasury Bonds, 4.5%, 2036	95,000	99,928
U.S. Treasury Bonds, 4.75%, 2037	2,986,200	3,258,225
U.S. Treasury Notes, 6.375%, 2027	1,410,000	1,837,406
U.S. Treasury Notes, TIPS, 1.625%, 2015	2,918,109	3,081,342

		$15,393,518
Utilities - Electric Power - 4.8%
AES Corp., 8%, 2017	$2,780,000	$2,773,050
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	370,000	408,646
Bruce Mansfield Unit, 6.85%, 2034	1,547,152	1,502,395
Calpine Corp., 8%, 2016 (n)	1,800,000	1,809,000
CenterPoint Energy, Inc., 6.5%, 2018	400,000	421,094
Dynegy Holdings, Inc., 7.5%, 2015	1,200,000	1,104,000
Dynegy Holdings, Inc., 7.75%, 2019	635,000	519,112
Edison Mission Energy, 7%, 2017	1,000,000	730,000
EDP Finance B.V., 6%, 2018 (n)	798,000	880,634
Enersis S.A., 7.375%, 2014	509,000	569,153
Exelon Generation Co. LLC, 6.25%, 2039	850,000	887,754
ISA Capital do Brasil S.A., 7.875%, 2012	922,000	961,185
Mirant Americas Generation LLC, 8.3%, 2011	100,000	101,750
Mirant North America LLC, 7.375%, 2013	1,940,000	1,910,900
NiSource Finance Corp., 7.875%, 2010	687,000	722,674
NorthWestern Corp., 5.875%, 2014	861,000	918,228
NRG Energy, Inc., 7.375%, 2016	3,580,000	3,562,100
RRI Energy, Inc., 7.875%, 2017	971,000	924,878
System Energy Resources, Inc., 5.129%, 2014 (z)	1,495,872	1,496,949
Texas Competitive Electric Holdings LLC, 10.25%, 2015	4,125,000	2,928,750

		$25,132,252
Total Bonds (Identified Cost, $557,599,592)		$581,748,369

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - 1.5%
Aerospace - 0.1%
Hawker Beechcraft Acquisition Co. LLC, Term Loan, 2014 (o)	$209,639	$204,136

Automotive - 0.3%
Accuride Corp., Term Loan, 10%, 2012	$90,346	$89,669
Allison Transmission, Inc., Term Loan B, 3.01%, 2014	244,287	213,751
Federal-Mogul Corp., Term Loan B, 2.17%, 2014	329,400	248,038
Ford Motor Co., Term Loan, 3.28%, 2013	506,694	443,900
Goodyear Tire & Rubber Co., Second Lien Term Loan, 2.34%, 2014	480,501	429,447

		$1,424,805
Broadcasting - 0.0%
Gray Television, Inc., Term Loan B, 3.78%, 2014	$89,820	$77,507
Local TV Finance LLC, Term Loan B, 2.24%, 2013	48,638	39,680

		$117,187
Building - 0.0%
Building Materials Holding Corp., Term Loan, 3%, 2014	$103,738	$93,831

Cable TV - 0.2%
Charter Communications Operating LLC, Term Loan, 4.25%, 2014	$917,603	$848,018

Gaming & Lodging - 0.3%
MGM Mirage, Term Loan B, 6%, 2011 (o)	$1,326,879	$1,189,932
Motorcity Casino, Term Loan B, 8.5%, 2012	350,422	332,901

		$1,522,833
Specialty Chemicals - 0.2%
LyondellBasell, DIP Term Loan, 9.16%, 2010 (q)	$249,041	$257,446
LyondellBasell, DIP Term Loan B-3, 5.79%, 2010	248,673	241,213
LyondellBasell, Dutch Tranche Revolving Credit Loan, 3.73%, 2014	15,855	11,511
LyondellBasell, Dutch Tranche Term Loan, 3.73%, 2013	36,358	26,397
LyondellBasell, German Tranche Term Loan B-1, 3.98%, 2014	45,517	33,046
LyondellBasell, German Tranche Term Loan B-2, 3.98%, 2014	45,517	33,046
LyondellBasell, German Tranche Term Loan B-3, 3.98%, 2014	45,517	33,046
LyondellBasell, U.S. Tranche Revolving Credit Loan, 3.73%, 2014	59,455	43,165
LyondellBasell, U.S. Tranche Term Loan, 3.73%, 2014	113,278	82,242
LyondellBasell, U.S. Tranche Term Loan B-1, 7%, 2014	197,512	143,398
LyondellBasell, U.S. Tranche Term Loan B-2, 7%, 2014	197,512	143,398
LyondellBasell, U.S. Tranche Term Loan B-3, 7%, 2014	197,512	143,398

		$1,191,306

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Specialty Stores - 0.1%
Michaels Stores, Inc., Term Loan B1, 2.56%, 2013 (o)	$274,317	$236,027
Michaels Stores, Inc., Term Loan B2, 2.56%, 2013 (o)	361,707	321,015

		$557,042
Utilities - Electric Power - 0.3%
Calpine Corp., DIP Term Loan, 3.16%, 2014	$651,857	$594,168
Texas Competitive Electric Holdings Co. LLC, Term Loan B-3, 3.74%, 2014	1,412,433	1,043,239

		$1,637,407
Total Floating Rate Loans (Identified Cost, $7,144,352)		$7,596,565

Common Stocks - 0.0%
Printing & Publishing - 0.0%
American Media, Inc. (a)	1,991	$2,667
Golden Books Family Entertainment, Inc. (a)	3,683	0
Total Common Stocks (Identified Cost, $4,261)		$2,667

Preferred Stocks - 0.1%
Financial Institutions - 0.1%
GMAC, Inc., 7% (Identified Cost, $327,250) (z)	425	$257,138

Money Market Funds (v) - 4.9%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value	25,715,187	$25,715,187
Total Investments (Identified Cost, $590,790,642)		$615,319,926

Other Assets, Less Liabilities - (18.1)%		(94,091,820)
Net Assets - 100.0%		$521,228,106

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $114,738,555, representing 22.0% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

Portfolio of Investments – continued

(p)	Payment-in-kind security.

(q)	All or a portion of this position represents an unfunded loan commitment. The rate shown represents a weighted average coupon rate on the full position, including the unfunded loan commitment which has no current coupon rate.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Agile Property Holdings Ltd., 10%, 2016	11/04/09	$381,521	$391,000
Altra Holdings, Inc., 8.125%, 2016	11/16/09-11/17/09	347,860	350,875
American Media Operations, Inc., 9%, 2013	1/29/09-10/15/09	7,341	6,541
American Media Operations, Inc., 14%, 2013	1/29/09-10/15/09	68,323	69,425
Banco BMG S.A., 9.95%, 2019	10/29/09	98,158	98,000
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.043%, 2040	3/01/06	945,883	402,852
Bosphorus Financial Services Ltd., FRN, 2.072%, 2012	3/08/05	843,750	803,597
Bumi Capital Pte Ltd., 12%, 2016	11/05/09	1,427,000	1,412,730
CEDC Finance Corp. International, Inc., 9.125%, 2016	11/24/09	450,128	453,000
Cascades, Inc., 7.75%, 2017	11/18/09	290,675	292,787
Cloud Peak Energy, Inc., 8.25%, 2017	11/20/09	541,016	536,825
Cloud Peak Energy, Inc., 8.5%, 2019	11/20/09	540,427	539,550
DLJ Commercial Mortgage Corp., 6.04%, 2031	7/23/04	1,973,240	2,027,778
Del Monte Foods Co., 7.5%, 2019	10/15/09	1,024,797	1,010,000
Digicel Group Ltd., 8.25%, 2017	11/23/09	700,237	694,025
Fibria Overseas Finance, 9.25%, 2019	10/26/09	671,614	741,315
GMAC, Inc., 7% (Preferred Stock)	12/26/08	327,250	257,138
Gerdau Holdings, Inc., 7%, 2020	11/18/09	907,390	916,608
Greif, Inc., 7.75%, 2019	10/19/09	1,034,726	1,012,500
Inmarsat Finance PLC, 7.375%, 2017	11/12/09	148,885	151,500
Inversiones CMPC S.A., 6.125%, 2019	10/29/09	811,806	827,400
Johnsondiversey Holdings, Inc., 8.25%, 2019	11/19/09	674,363	679,150
Koppers Holdings, Inc., 7.875%, 2019	11/20/09	476,808	485,000
Korea Expressway Corp., 4.5%, 2015	10/15/09	414,277	425,337
Local TV Finance LLC, 10%, 2015	11/09/07-6/01/09	823,984	362,250

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Current Market Value
Lumena Resources Corp., 12%, 2014	10/21/09	$2,517,096	$2,365,596
Majapahit Holding B.V., 7.75%, 2020	10/30/09	1,815,542	1,847,021
MetLife, Inc., 9.25% to 2038, FRN to 2068	11/02/09	863,997	832,000
Navios Maritime Holdings, Inc., 8.875%, 2017	10/22/09	587,405	609,875
Net Servicos de Comunicacao S.A., 7.5%, 2020	10/28/09	751,513	758,948
PNC Mortgage Acceptance Corp., FRN, 7.1%, 2032	3/25/08	2,510,000	2,496,339
Pacific Rubiales Energy Corp., 8.75%, 2016	11/05/09	995,911	1,075,350
Power Sector Assets & Liabilities Management Corp., 7.39%, 2024	11/23/09	232,000	232,580
Republic of Croatia, 6.75%, 2019	10/29/09	666,570	732,369
Republic of El Salvador, 7.375%, 2019	11/20/09	154,000	158,235
Reynolds Group, 7.75%, 2016	10/29/09	468,850	479,750
Salem Communications Corp., 9.625%, 2016	11/23/09	288,159	295,800
Smurfit Kappa Group PLC, 7.75%, 2019	11/12/09	404,653	400,002
Spirit Master Funding LLC, 5.05%, 2023	7/15/05	1,586,553	1,349,649
State of Qatar, 5.25%, 2020	11/17/09	778,115	785,850
System Energy Resources, Inc., 5.129%, 2014	4/16/04	1,495,872	1,496,949
Toys “R” Us, Inc., 8.5%, 2017	11/10/09	566,817	572,125
Triumph Group, Inc., 8%, 2017	11/10/09	221,768	225,000
Total Restricted Securities			$31,660,621
% of Net Assets			6.1%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLN	Credit-Linked Note
DIP	Debtor-in-Possession
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
PHP	Philippine Peso
RUB	Russian Ruble
SEK	Swedish Krona

Portfolio of Investments – continued

TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

Derivative Contracts at 11/30/09

Forward Foreign Currency Exchange Contracts at 11/30/09

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	BRL	Deutsche Bank AG	2,439,832	12/02/09	$1,382,341	$1,389,821	$7,480
SELL	BRL	Deutsche Bank AG	2,439,832	12/02/09	1,408,679	1,389,821	18,858
SELL	CAD	UBS AG	140,185	12/14/09	134,393	132,826	1,567
BUY	CHF	Citibank N.A.	1,424,970	12/14/09	1,400,364	1,418,786	18,422
BUY	EUR	Barclays Bank PLC	2,565,599	12/16/09	3,843,909	3,852,215	8,306
BUY	EUR	Citibank N.A.	564,000	12/16/09	827,252	846,839	19,587
BUY	EUR	UBS AG	198,721	12/16/09	292,049	298,377	6,328
BUY	INR	Deutsche Bank AG	55,054,935	12/14/09	1,182,578	1,182,786	208
BUY	JPY	Barclays Bank PLC	119,672,738	1/13/10	1,333,773	1,384,759	50,986
BUY	JPY	JPMorgan Chase Bank	52,846,479	1/13/10	584,776	611,498	26,722
BUY	KRW	Merrill Lynch International Bank	1,514,364,000	12/14/09	1,301,000	1,302,017	1,017
BUY	RUB	HSBC Bank	37,848,000	12/16/09	1,292,182	1,292,241	59
SELL	SEK	HSBC Bank	2,984,458	1/28/10	439,121	428,186	10,935
SELL	TRY	JPMorgan Chase Bank	1,811,597	1/07/10	1,199,773	1,177,988	21,785
BUY	ZAR	HSBC Bank	10,863	1/12/10	1,455	1,455	—

							$192,260

Liability Derivatives
BUY	BRL	Deutsche Bank AG	2,439,832	1/05/10	$1,400,110	$1,380,702	$(19,408)
BUY	CAD	Barclays Bank PLC	92,763	12/14/09	88,389	87,893	(496)
SELL	CHF	HSBC Bank	1,424,970	12/14/09	1,384,071	1,418,786	(34,715)
BUY	CNY	Deutsche Bank AG	5,910,000	5/17/10	879,203	868,161	(11,042)
BUY	CNY	HSBC Bank	11,785,000	5/17/10	1,752,938	1,731,181	(21,757)
SELL	EUR	HSBC Bank	102,882	12/16/09	153,900	154,477	(577)

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
SELL	EUR	JPMorgan Chase Bank	310,840	12/16/09 - 1/13/10	$455,141	$466,712	$(11,571)
SELL	EUR	UBS AG	33,044,275	12/16/09	48,341,366	49,615,564	(1,274,198)
BUY	GBP	Barclays Bank PLC	230,885	1/13/10	386,291	379,729	(6,562)
SELL	GBP	Barclays Bank PLC	1,365,170	1/13/10	2,168,327	2,245,254	(76,927)
SELL	GBP	Deutsche Bank AG	1,365,170	1/13/10	2,168,436	2,245,255	(76,819)
SELL	JPY	JPMorgan Chase Bank	2,026,688,775	1/13/10	22,558,492	23,451,246	(892,754)
BUY	KRW	Deutsche Bank AG	1,520,505,000	12/14/09	1,314,406	1,307,297	(7,109)
BUY	PHP	JPMorgan Chase Bank	36,456,000	12/16/09	781,647	770,881	(10,766)
BUY	TRY	HSBC Bank	1,811,597	1/07/10	1,204,659	1,177,988	(26,671)
BUY	TWD	JPMorgan Chase Bank	41,892,000	12/16/09	1,308,307	1,303,303	(5,004)

							$(2,476,376)

Futures Contracts Outstanding at 11/30/09

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Long)	USD	28	$3,436,125	Mar-10	$67,058

Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	404	$48,454,750	Mar-10	$(653,469)

Portfolio of Investments – continued

Swap Agreements at 11/30/09

Expiration	Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swaps
6/20/13	USD	1,120,000	Morgan Stanley Capital Services, Inc.	(1)	1.48% (fixed rate)	$7,356

(1)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Weyerhaeuser Co., 7.125%, 7/15/23.

At November 30, 2009, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $565,075,455)	$589,604,739
Underlying funds, at cost and value	25,715,187
Total investments, at value (identified cost, $590,790,642)		$615,319,926
Cash	$329,928
Restricted cash	650,000
Foreign currency, at value (identified cost, $191,009)	191,625
Receivables for
Forward foreign currency exchange contracts	192,260
Investments sold	1,774,811
Interest	10,579,123
Swaps, at value	7,356
Other assets	26,930
Total assets		$629,071,959
Liabilities
Notes payable	$100,000,000
Payables for
Distributions	151,548
Forward foreign currency exchange contracts	2,476,376
Daily variation margin on open futures contracts	22,625
Investments purchased	4,792,871
Payable to affiliates
Investment adviser	33,284
Transfer agent and dividend disbursing costs	5,885
Administrative services fee	978
Payable for independent Trustees’ compensation	158,448
Accrued expenses and other liabilities	201,838
Total liabilities		$107,843,853
Net assets		$521,228,106
Net assets consist of
Paid-in capital	$560,667,623
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	21,718,160
Accumulated net realized gain (loss) on investments and foreign currency transactions	(58,186,631)
Accumulated distributions in excess of net investment income	(2,971,046)
Net assets		$521,228,106
Shares of beneficial interest outstanding		54,871,740
Net asset value per share (net assets of $521,228,106 / 54,871,740 shares of beneficial interest outstanding)		$9.50

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$36,004,788
Dividends	26,506
Dividends from underlying funds	37,458
Foreign taxes withheld	(13,136)
Total investment income		$36,055,616
Expenses
Management fee	$3,215,402
Transfer agent and dividend disbursing costs	91,119
Administrative services fee	96,508
Independent Trustees’ compensation	105,868
Stock exchange fee	48,176
Custodian fee	115,111
Interest expense	319,096
Shareholder communications	83,050
Auditing fees	66,707
Legal fees	16,841
Miscellaneous	121,998
Total expenses		$4,279,876
Fees paid indirectly	(546)
Reduction of expenses by investment adviser	(3,027)
Net expenses		$4,276,303
Net investment income		$31,779,313
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(4,033,022)
Futures contracts	(1,873,490)
Swap transactions	(196,728)
Foreign currency transactions	(5,585,893)
Net realized gain (loss) on investments and foreign currency transactions		$(11,689,133)
Change in unrealized appreciation (depreciation)
Investments	$112,534,909
Futures contracts	42,510
Swap transactions	54,835
Translation of assets and liabilities in foreign currencies	(4,465,713)
Net unrealized gain (loss) on investments and foreign currency translation		$108,166,541
Net realized and unrealized gain (loss) on investments and foreign currency		$96,477,408
Change in net assets from operations		$128,256,721

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 11/30
	2009	2008
Change in net assets
From operations
Net investment income	$31,779,313	$26,101,970
Net realized gain (loss) on investments and foreign currency transactions	(11,689,133)	(297,035)
Net unrealized gain (loss) on investments and foreign currency translation	108,166,541	(94,541,903)
Change in net assets from operations	$128,256,721	$(68,736,968)
Distributions declared to shareholders
From net investment income	$(34,524,661)	$(28,101,857)
Change in net assets from fund share transactions	$(796,999)	$(2,137,517)
Total change in net assets	$92,935,061	$(98,976,342)
Net assets
At beginning of period	428,293,045	527,269,387
At end of period (including accumulated distributions in excess of net investment income of $2,971,046 and undistributed net investment income of $1,772,024, respectively)	$521,228,106	$428,293,045

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years Ended 11/30
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$7.79		$9.54	$9.64	$9.58	$9.71
Income (loss) from investment operations
Net investment income (d)	$0.58		$0.47	$0.46	$0.44	$0.45
Net realized and unrealized gain (loss) on investments and foreign currency	1.76		(1.72)	(0.08)	0.09	(0.09)
Total from investment operations	$2.34		$(1.25)	$0.38	$0.53	$0.36
Less distributions declared to shareholders
From net investment income	$(0.63)		$(0.51)	$(0.48)	$(0.49)	$(0.51)
Net increase from repurchase of capital shares	$0.00	(w)	$0.01	$—	$0.02	$0.02
Net asset value, end of period	$9.50		$7.79	$9.54	$9.64	$9.58
Per share market value, end of period	$8.96		$6.88	$8.30	$8.51	$8.43
Total return at market value (%)	40.77		(11.63)	3.20	6.98	2.57
Total return at net asset value (%) (r)(s)	31.82		(12.95)	4.71	6.64	4.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90		0.78	0.73	0.76	0.79
Expenses after expense reductions (f)	0.90		0.78	0.73	0.76	0.79
Expenses after expense reductions and excluding interest expense (f)	0.84		N/A	N/A	N/A	N/A
Net investment income	6.71		5.18	4.89	4.62	4.64
Portfolio turnover	67		58	58	57	73
Net assets at end of period (000 Omitted)	$521,228		$428,293	$527,269	$532,823	$539,491
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Charter Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through January 15, 2010 which is the date that the financial statements were issued. The fund may invest a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund can invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing

Notes to Financial Statements – continued

service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as

Notes to Financial Statements – continued

determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may

Notes to Financial Statements – continued

include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of November 30, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$—	$257,138	$2,667	$259,805
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	18,930,717	—	18,930,717
Non-U.S. Sovereign Debt	—	121,372,905	—	121,372,905
Corporate Bonds	—	307,347,337	—	307,347,337
Residential Mortgage-Backed Securities	—	35,821,513	—	35,821,513
Commercial Mortgage-Backed Securities	—	32,202,298	—	32,202,298
Asset-Backed Securities (including CDOs)	—	512,852	—	512,852
Foreign Bonds	—	63,640,078	—	63,640,078
Floating Rate Loans	—	7,596,565	—	7,596,565
Other Fixed Income Securities	—	1,920,669	—	1,920,669
Mutual Funds	25,715,187	—	—	25,715,187
Total Investments	$25,715,187	$589,602,072	$2,667	$615,319,926

Other Financial Instruments
Futures	$(586,411)	$—	$—	$(586,411)
Swaps	—	7,356	—	7,356
Forward Currency Contracts	—	(2,284,116)	—	(2,284,116)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 11/30/08	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1,594)
Net purchases (sales)	4,261
Transfers in and/or out of Level 3	—
Balance as of 11/30/09	$2,667

Notes to Financial Statements – continued

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an

Notes to Financial Statements – continued

investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2009:

		Asset Derivatives			Liability Derivatives
		Location on Statement of Assets and Liabilities	Fair Value		Location on Statement of Assets and Liabilities	Fair Value
Interest Rate Contracts	Interest Rate Futures	Unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	$67,058	(a)	Unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	$(653,469	)(a)
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	Receivable for forward foreign currency exchange contracts	192,260		Payable for forward foreign currency exchange contracts	(2,476,376)
Credit Contracts	Credit Default Swaps	Swaps, at value	7,356		Swaps, at value	—
Total Derivatives not Accounted For as Hedging Instruments Under ASC 815			$266,674			$(3,129,845)

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s Portfolio of Investments. Only the current day’s variation margin for futures contracts is reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2009 as reported in the Statement of Operations:

	Investment Transactions (i.e., Purchased Options)	Futures Contracts	Foreign Currency Transactions	Swap Transactions	Total
Interest Rate Contracts	$(39,224)	$(1,873,490)	$—	$—	$(1,912,714)
Foreign Exchange Contracts	—	—	(5,596,426)	—	(5,596,426)
Credit Contracts	—	—	—	(196,728)	(196,728)
Total	$(39,224)	$(1,873,490)	$(5,596,426)	$(196,728)	$(7,705,868)

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended November 30, 2009 as reported in the Statement of Operations:

	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Swap Transactions	Total
Interest Rate Contracts	$42,510	$—	$—	$42,510
Foreign Exchange Contracts	—	(4,666,061)	—	(4,666,061)
Credit Contracts	—	—	54,835	54,835
Total	$42,510	$(4,666,061)	$54,835	$(4,568,716)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be

Notes to Financial Statements – continued

reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund may use futures contracts to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are

Notes to Financial Statements – continued

recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. The fund’s maximum risk due to counterparty credit risk is the notional amount of the contract. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net

Notes to Financial Statements – continued

cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of

Notes to Financial Statements – continued

the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swaps in a net liability position, if any, as of November 30, 2009 is disclosed in the footnotes to the Portfolio of Investments. As discussed earlier in this note, any collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. At November 30, 2009, the fund did not hold any credit default swaps at an unrealized loss where it is the protection seller.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include

Notes to Financial Statements – continued

standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At November 30, 2009, the portfolio had unfunded loan commitments of $82,988, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. The market value and obligation of the fund on these unfunded loan commitments is included in Investments, at value and Payable for investments purchased, respectively, on the Statement of Assets and Liabilities. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund.

Notes to Financial Statements – continued

Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended November 30, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, defaulted bonds, straddle loss deferrals, foreign currency transactions, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	11/30/09	11/30/08
Ordinary income (including any short-term capital gains)	$34,524,661	$28,101,857

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/09
Cost of investments	$593,291,287
Gross appreciation	38,621,966
Gross depreciation	(16,593,327)
Net unrealized appreciation (depreciation)	$22,028,639
Undistributed ordinary income	2,656,946
Capital loss carryforwards	(55,861,689)
Other temporary differences	(8,263,413)

As of November 30, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

11/30/10	$(23,905,212)
11/30/14	(5,504,781)
11/30/15	(2,469,155)
11/30/16	(12,601,136)
11/30/17	(11,381,405)
$(55,861,689)

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.32% of the fund’s average daily net assets and 4.57% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended November 30, 2009 was equivalent to an annual effective rate of 0.68% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended November 30, 2009, these fees paid to MFSC amounted to $29,203. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended November 30, 2009, the fund did not pay any out-of-pocket expenses to MFSC.

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2009 was equivalent to an annual effective rate of 0.0204% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $4,842 and the Retirement Deferral plan resulted in an expense of $20,529. Both amounts are included in independent Trustees’ compensation for the year ended November 30, 2009. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $148,571 at November 30, 2009, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund

Notes to Financial Statements – continued

until distributed in accordance with the Plan. Included in other assets and payable for independent Trustees’ compensation on the Statement of Assets and Liabilities is $9,778 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended November 30, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,662 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,027, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$10,841,647	$72,942,465
Investments (non-U.S. Government securities)	$389,709,679	$245,096,656

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. The fund repurchased and retired 114,800 shares of beneficial interest during the year ended November 30, 2009 at an average price per share of $6.94 and a weighted average discount of 11.07% per share. The fund repurchased and retired 277,999 shares of beneficial interest during

Notes to Financial Statements – continued

the year ended November 30, 2008 at an average price per share of $7.71 and a weighted average discount of 13.97% per share. Transactions in fund shares were as follows:

	Year ended 11/30/09		Year ended 11/30/08
	Shares	Amount	Shares	Amount
Treasury shares reacquired	(114,800)	$(796,999)	(277,999)	$(2,137,517)

(6)	Loan Agreement

The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $100,000,000. At November 30, 2009, the fund had outstanding borrowings under this agreement in the amount of $100,000,000, which are secured by a lien on the fund’s assets. The loan’s carrying value on the fund’s Statement of Assets and Liabilities approximates its fair value. The credit agreement matures on August 27, 2010. Borrowing under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to LIBOR plus an agreed upon spread or an alternate rate, at the option of the borrower, stated as the greater of Overnight LIBOR or the Federal Funds Rate each plus an agreed upon spread or the bank’s prime lending rate. The fund incurred interest expense of $319,096 during the period. The fund also incurred a commitment fee of $99,894 during the period, which is based on the average daily unused portion of the line of credit and is reported in miscellaneous expense on the Statement of Operations. For the year ended November 30, 2009, the average loan balance was $20,684,932 at a weighted average interest rate of 1.54%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	227,797,133	(202,081,946)	25,715,187

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$37,458	$25,715,187

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS Charter Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Charter Income Trust (the Fund), including the portfolio of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Charter Income Trust at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 15, 2010

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS Charter Income Trust, which was held on October 8, 2009, the following actions were taken:

Item 1. To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
Robert E. Butler	47,235,578.048	3,296,665.826
David H. Gunning	47,231,910.666	3,300,333.208
Robert C. Pozen	47,205,096.725	3,327,147.149
J. Dale Sherratt	47,172,180.541	3,360,063.333

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of January 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private Investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Kavanaugh, Sherratt and Uek and Ms. Thomsen are members of the Fund’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust
500 Boylston Street, Boston, MA 02116-3741	1 Lincoln Street, Boston, MA 02111-2900
Portfolio Managers	Independent Registered Public Accounting Firm
John Addeo	Ernst & Young LLP
David Cole	200 Clarendon Street, Boston, MA 02116
Richard Hawkins
Matthew Ryan

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2008 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what

Board Review of Investment Advisory Agreement – continued

extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 2nd out of a total of 4 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 1st out of a total of 4 funds for the one- and five-year periods ended December 31, 2008. Given the size of the Lipper performance universe and

Board Review of Investment Advisory Agreement – continued

information previously provided by MFS regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund out-performed its custom benchmark for the one-year period ended December 31, 2008 (–9.9% total return for the Fund versus –10.2% total return for the benchmark) and under-performed its custom benchmark for each of the three- and five-year periods ended December 31, 2008 (three-year: –0.5% total return for the Fund versus 0.4% total return for the benchmark; five-year: 1.7% total return for the Fund versus 2.7% total return for the benchmark). Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc and MFS. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences

Board Review of Investment Advisory Agreement – continued

significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Closed End Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1.800.SEC.0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Closed End Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Transfer Agent, Registrar and Dividend Disbursing Agent

Call

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

Write

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

500 Boylston Street, Boston, MA 02116	New York Stock Exchange Symbol: MCR

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2009 and 2008, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2009	2008
Fees billed by E&Y:
MFS Charter Income Trust	46,749	45,652

For the fiscal years ended November 30, 2009 and 2008, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2009	2008	2009	2008	2009	2008
Fees billed by E&Y:
To MFS Charter Income Trust	10,000	10,000	9,426	9,926	0	0
To MFS and MFS Related Entities of MFS Charter Income Trust*	0	0	0	0	0	0

	2009	2008
Aggregate fees for non-audit services:
To MFS Charter Income Trust, MFS and MFS Related Entities#	554,695	231,343

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, John P. Kavanaugh, J. Dale Sherratt and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

January 1, 2009

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.

In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that – guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise would be dictated by these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2. MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will not support all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Responsive action would include the rescission of the “poison pill”(without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

MFS will also not support a nominee (other than a nominee who serves as the issuer’s Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be “excessive” due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted “excessive” executive compensation, MFS may also not support the re-election of the issuer’s Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case by case basis. Examples of poor pay practices include, but are not limited to, egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, or excessive perks.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS opposes proposals to classify a board (e.g. a board in which only one-third of board members is elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e. evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

Expensing of Stock Options

MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. We believe that the election of an issuer’s compensation committee members is the appropriate mechanism to express our view on a company’s compensation practices, as outlined above. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

MFS will generally support management proposals on its executive compensation practices during the issuer’s prior fiscal year. However, if MFS identifies excessive executive compensation practices during the issuer’s prior fiscal year, then MFS will vote against such proposals.

MFS generally votes with management on shareholder proposals to include an annual advisory shareholder vote on the company’s executive compensation practices in the issuer’s proxy statement (“Say on Pay”). However, if MFS identifies excessive executive compensation practices at the issuer during the prior fiscal year, then MFS will support such Say on Pay shareholder proposals at those issuers. MFS also supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.

Employee Stock Purchase Plans

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders pursuant to relevant state law.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Environmental, Social and Governance Issues

There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can clearly determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes with management are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to permit shareholders access to the company’s proxy statement in connection with the election of directors, to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.

MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. MFS will also not support a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled “Voting Guidelines-MFS’ Policy on Specific Issues-Election of Directors.”

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B. ADMINISTRATIVE PROCEDURES

1. MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2. Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting

Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.

3. Gathering Proxies

Most U.S. proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and other service providers, on behalf of issuers, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

[1]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6. Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there is generally insufficient advance notice of record or vote cut-off dates to allow MFS to timely recall the shares. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client’s custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E. REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines, (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful, and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General. Information regarding the portfolio manager(s) of the MFS Charter Income Trust (the “Fund”) is set forth below.

Portfolio Manager	Primary Role	Since	Title and Five Year History
John F. Addeo	High Yield Debt Securities Portfolio Manager	2005	Investment Officer of MFS; employed in the investment area of MFS since 1998.
David P. Cole	High Yield Debt Securities Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004.
Richard O. Hawkins	Lead Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1988.
Matthew W. Ryan	Emerging Markets Debt Securities Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1997.

Compensation. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2008, the following benchmarks were used:

Portfolio Manager	Benchmark(s)

John F. Addeo	Lipper High Current Yield Funds
Barclays Capital Corporate High Yield Index
Morningstar Dollar High Yield Bond Funds
Morningstar Euro High Yield Bond Funds
Lipper Variable Annuity High Yield Funds

David P. Cole	Lipper High Current Yield Funds
Barclays Capital Corporate High Yield Index
Morningstar Dollar High Yield Bond Funds
Morningstar Euro High Yield Bond Funds
Lipper Variable Annuity High Yield Funds

Richard O. Hawkins	Lipper Corporate Debt Funds BBB-Rated
Barclays Capital U.S. Intermediate Aggregate Index
Barclays Capital U.S. Aggregate Bond Index
Lipper Variable Corporate Debt Focus - BBB Rated
Barclays Capital U.S. Government/Credit Bond Index

Matthew W. Ryan	Lipper Emerging Markets Debt Funds
Lipper Variable Global Income Funds
JP Morgan Emerging Market Bond Index
Morningstar Emerging Markets Bond Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares. The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the fund’s fiscal year ended November 30, 2009. The following dollar ranges apply:

N. None

A. $1 - $10,000

B. $10,001 - $50,000

C. $50,001 - $100,000

D. $100,001 - $500,000

E. $500,001 - $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
John F. Addeo	N
David P. Cole	N
Richard O. Hawkins	N
Matthew W. Ryan	N

Other Accounts. In addition to the Fund, the Fund’s portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and assets of which, as of the Fund’s fiscal year ended November 30, 2009 were as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John F. Addeo	13	$3.8 billion	5	$1.2 billion	0	N/A
David P. Cole	10	$3.4 billion	2	$503 million	0	N/A
Richard O. Hawkins	11	$16.6 billion	0	N/A	6	$576.7 million
Matthew W. Ryan	12	$4.4 billion	8	$2.8 billion	6	$4.6 billion

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest.

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Charter Income Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/01/08-12/31/08	114,800	6.94	114,800	5,133,654
1/01/09-1/31/09	0	N/A	0	5,113,654
2/01/09-2/28/09	0	N/A	0	5,113,654
3/01/09-3/31/09	0	N/A	0	5,487,174
4/01/09-4/30/09	0	N/A	0	5,487,174
5/01/09-5/31/09	0	N/A	0	5,487,174
6/01/09-6/30/09	0	N/A	0	5,487,174
7/01/09-7/31/09	0	N/A	0	5,487,174
8/01/09-8/31/09	0	N/A	0	5,487,174
9/01/09-9/30/09	0	N/A	0	5,487,174
10/01/09-10/31/09	0	N/A	0	5,487,174
11/01/09-11/30/09	0	N/A	0	5,487,174
Total	114,800		114,800

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2009 plan year is 5,487,174.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS CHARTER INCOME TRUST

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: January 15, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: January 15, 2010

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 15, 2010

*	Print name and title of each signing officer under his or her signature.